SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported): July 1, 2000

                               SIBONEY CORPORATION
                  ---------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Maryland                       1-3952                  73-0629975
    ---------------------             ------------             ---------------
(State or Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)



325 North Kirkwood Road, Suite 310,
P.O. Box 221029, St. Louis, Missouri                               63122
---------------------------------------------------             ------------
(Address of Principal Executive Offices)                         (Zip Code)


                                 (314) 822-3163
                          -----------------------------
              (Registrant's telephone number, including area code)

              34 North Brentwood Blvd., Suite 211, P.O. Box 16184,
                           St. Louis, Missouri 63105
      ---------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Pursuant to Item 7(a)(4) of Form 8-K, the Company did not include the requisite financial statements with the Report on Form 8-K. Item 7 herein supplements the earlier filing by providing the required financial statements and the required pro forma financial information.


ITEM 7.  FINANCIAL STATEMENTS

         (a)   Financial Statements of Business Acquired

         The following financial statements of Teacher Support Software, Inc. are listed below and made a part hereof:

               (i)    Independent Auditors' Report;

               (ii)   Balance Sheet at June 30, 2000;

               (iii) Statements of Income and Retained Earnings (Deficit) for the Year Ended June 30, 2000;

               (iv)   Statement  of Cash Flows for the Year Ended June 30, 2000;
                      and

               (v)    Notes to Financial Statements.


         (b)   Pro Forma Financial Information

         The following information for the Company is listed below and made a part hereof:

               (i) Statements of Assumptions And Adjustments in Preparation of Pro Forma Information;

               (ii)   Pro Forma Consolidated Balance Sheet at June 30, 2000;

               (iii) Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1999, with Note; and

               (iv) Pro Forma Consolidated Statement of Operations for the Six Months Ended June 30, 2000, with Note.

         (c)   Exhibits

               Exhibit 23.1 - Consent of Rubin, Brown, Gornstein & Co., LLP, filed herewith.

                          Independent Auditors' Report



Stockholders and Board of Directors
Teacher Support Software, Inc.
Gainesville, Florida


We have audited the accompanying balance sheet of Teacher Support Software, Inc. as of June 30, 2000 and the related statements of income, retained earnings (deficit) and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Teacher Support Software, Inc. as of June 30, 2000 and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles.



                                           /s/ Rubin, Brown, Gornstein & Co. LLP
                                           -------------------------------------
                                           RUBIN, BROWN, GORNSTEIN & CO. LLP
St. Louis, Missouri
August 7, 2000

                         TEACHER SUPPORT SOFTWARE, INC.
                                  BALANCE SHEET
                                  June 30, 2000


                                     Assets

Current Assets

   Cash                                                               $ 35,889
   Accounts receivable, (net of allowance
      for doubtful accounts of $5,000)                                 125,928
   Advances to stockholder (Note 7)                                     69,524
         Total Current Assets                                          231,341

Property And Equipment (Note 3)                                          9,764

Deferred Tax Asset (Note 6)                                             16,000

Other Assets                                                             4,511

                                                                      $261,616
                                                           ====================


                 Liabilities And Stockholders' Equity (Deficit)


Current Liabilities
   Accounts payable                                                   $ 17,981
   Accrued expenses                                                     58,818
   Note payable (Note 4)                                               295,000
   Due to affiliated company (Note 7)                                   89,009
   Deferred tax liability (Note 6)                                      10,000
         Total Current Liabilities                                     470,808

Stockholders' Equity (Deficit)
   Common stock:
      Authorized and issued 15,000 shares of
      no par value                                                       1,000
   Additional paid-in capital                                          200,000
   Retained earnings (deficit)                                        (149,117)
                                                                        51,883
   Less:  Treasury stock (8,333 shares,
      at cost)                                                         261,075
         Total Stockholders' Equity (Deficit)                         (209,192)

                                                                      $261,616
                                                           ====================

--------------------------------------------------------------------------------
See the accompanying notes to financial statements.                      Page 4

                         TEACHER SUPPORT SOFTWARE, INC.
              STATEMENTS OF INCOME AND RETAINED EARNINGS (DEFICIT)
                        For the Year Ended June 30, 2000


                               Statement Of Income


Net Sales                                                              $718,730

Cost Of Sales                                                           217,151

Gross Profit                                                            501,579

Selling, General And Administrative Expenses                            375,642

Income From Operations                                                  125,937

Other Income (Expense)
   Interest expense                                                     (19,200)
   Miscellaneous                                                          2,160
         Total Other Income (Expense)                                   (17,040)

Income Before Provision For Income Taxes                                108,897

Provision For Income Taxes (Note 6)                                      21,000

Net Income                                                             $ 87,897
                                                            ====================

                    Statement Of Retained Earnings (Deficit)

Balance (Deficit) - Beginning Of Year                                $ (237,014)

Net Income                                                               87,897

Balance (Deficit) - End Of Year                                      $ (149,117)
                                                             ===================

--------------------------------------------------------------------------------
See the accompanying notes to financial statements.                      Page 5

                         TEACHER SUPPORT SOFTWARE, INC.
                             STATEMENT OF CASH FLOWS
                        For The Year Ended June 30, 2000


Cash Flows From Operating Activities
   Net income                                                          $ 87,897
   Adjustments to reconcile net income to net cash
      provided by operating activities:
         Depreciation                                                     5,086
         Change in assets and liabilities:
            Decrease in accounts receivable                               5,772
            Decrease in advances to/due from stockholder                (37,601)
            Decrease in deferred tax asset, net                          21,000
            Increase in accounts payable and accrued
               expenses                                                 (45,576)

Net Cash Provided By Operating Activities                                36,578

Cash Flows Used In Investing Activities
   Payments for equipment                                                (1,600)

Net Increase In Cash                                                     34,978

Cash - Beginning Of Year                                                    911

Cash - End Of Year                                                     $ 35,889
                                                                       =========
Supplemental Disclosure Of Cash Flow Information
   Interest paid                                                       $ 36,900
                                                                   =============

--------------------------------------------------------------------------------
See the accompanying notes to financial statements.                      Page 6

                         TEACHER SUPPORT SOFTWARE, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                  June 30, 2000


1.       Summary Of Significant Accounting Policies

         Estimates And Assumptions

         Management uses estimates and assumptions in preparing financial statements. Those estimates and assumptions affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities, and the reported revenues and expenses. Actual results could differ from those estimates.

         Property And Equipment

         Property  and   equipment  are  carried  at  cost,   less   accumulated
         depreciation computed primarily using accelerated depreciation methods. Assets are depreciated over periods ranging from three to seven years.

         Advertising

         Advertising costs are expensed when incurred. Advertising expense amounted to $86,363.

         Revenue Recognition

         Revenue from sales of educational software products is generally recognized upon product shipment, provided that no significant vendor obligations or post-contract customer support remain and collection of the resulting receivable is deemed probable.

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                                                                         Page 7

         Right Of Return

         The Company maintains an "on approval" policy for most products, under which goods shipped subject to customer approval are not billed for and can be returned within 30 days. Invoices are sent after the 30 days if the goods are not returned. The Company also maintains a general "satisfaction guaranteed" policy under which most products may be returned within 90 days from the date of sale if the customer is dissatisfied. All conditions for revenue recognition are met at the time of sale as defined in Statement of Financial Accounting Standards No. 48 "Revenue Recognition When Right of Return Exists." While the
         Company does not experience significant product returns, "right of return" is factored in the reserve for the allowance for doubtful accounts.

         Warranty Costs

         The Company provides warranties on sales of educational products and all significant warranty costs are charged to operations when the costs are probable and estimatable. Management does not anticipate significant warranty costs subsequent to June 30, 2000.

         Income Taxes

         The Company reports on the cash basis of accounting for federal and state income tax purposes. The provision for income taxes reflects the transactions reported in the financial statements and consists of deferred taxes relating primarily to the differences between the cash basis and accrual basis of accounting. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will be either taxable or deductible when the asset and liabilities are recovered or settled.

2.       Operations

         The Company's operations consist of publishing and distributing educational software products. Sales are made through catalogs and independent distributors to customers located in the southeastern United States.

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                                                                         Page 8

TEACHER SUPPORT SOFTWARE, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)


         On July 1, 2000, the Company sold the principal, fully amortized, intangible assets used in its operations. The selling price of $660,000 consists of $310,000 received upon closing of the sale and fourteen quarterly installments of $25,000 each, through January 2004. In addition, the Company will receive a 12% royalty on net sales of those software titles included in the sale agreement and other specified software sales in excess of $800,000 annually. This royalty agreement is effective for the calendar years 2001 through 2003.

         The Company is expected to remain in existence through January 2004 with its principal activity being the collection and distribution of funds from the quarterly installment payments and royalties, if any.


3.       Property And Equipment

         Property and equipment consist of:


         Computers and office equipment                                $ 21,001
         Furniture and fixtures                                         155,132
                                                                        176,133
         Less:  Accumulated depreciation                                166,369

                                                                        $ 9,764
                                                            ====================

         Depreciation charged against income amounted to $5,086 in 2000.


4.       Note Payable

         The  note  payable   consists  of  a  $295,000  note  to  the  majority
         stockholder. The note is unsecured, bears interest at 6% annually, and is due on demand.

--------------------------------------------------------------------------------

TEACHER SUPPORT SOFTWARE, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)

5.       Operating Lease

         The Company has a commitment to lease office space through April 2002. However, prior to June 30, 2000, the Company reached a settlement to terminate the lease for $17,500, which was paid in July 2000.

6.       Income Taxes

         The provision for income taxes consists of a decrease in the deferred income tax asset at June 30, 2000.

         The net deferred tax asset and liability includes the following components at June 30, 2000:

         Deferred tax asset                                             $31,000
         Deferred tax liability                                         (25,000)

                                                                        $ 6,000
                                                            ====================

          Shown in the accompanying balance sheet as follows:


          Net long-term deferred tax asset                             $ 16,000
          Net current deferred tax liability                            (10,000)


                                                                       $  6,000
                                                            ====================


--------------------------------------------------------------------------------

TEACHER SUPPORT SOFTWARE, INC.
--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)


7.       Related Parties

         The  Company  has  advanced  funds  to  a  minority  stockholder.   The
         receivable is unsecured, non-interest bearing, and is due on demand.

         The Company has an agreement with an affiliated entity for the development of software to be marketed and distributed by the Company. At June 30, 2000, the Company owed the affiliated entity $89,009 for related development costs. This amount is unsecured, non-interest bearing, and is due on demand.

--------------------------------------------------------------------------------
                                                                        Page 11

                               SIBONEY CORPORATION
                        PRO FORMA INFORMATION (UNAUDITED)


The following pro forma consolidated balance sheet of the Company at June 30, 2000 gives effect to the subsequent acquisition of assets of Teacher Support Software, Inc., as if it was effective at June 30, 2000. The statement gives the effect to the acquisition under the assumptions in the accompanying notes to the pro forma financial statements.

The following pro forma consolidated statement of operations of the Company for the six months ended June 30, 2000 and the year ended December 31, 1999 gives effect to the acquisition as if the effective date of the acquisition was January 1, 2000 and January 1, 1999, respectively. The statement gives effect to the acquisition under the assumptions in the accompanying notes to the pro forma financial statements.

The pro forma adjustments relate to the acquisition of selected assets of Teachers Support Software, Inc. The consideration for selected assets of Teachers Support Software, Inc. is: a) $310,000 in cash, and b) a $350,000 promissory note payable in fourteen quarterly installments of $25,000 without interest. The value of the promissory note is discounted at 8.5% for the pro forma consolidated balance sheet. The actual valuation of this asset may differ from this assumption.

The pro forma financial statements may not be indicative of the results that would have actually occurred if the acquisition had been effective on the dates indicated or the results that may be obtained in the future. The pro forma financial statements should be read in conjunction with the consolidated financial statements of the Company for the year ended December 31, 1999 under Form 10K and for the six months ended June 30, 2000 under Form 10Q.


--------------------------------------------------------------------------------


                               SIBONEY CORPORATION
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                                  June 30, 2000
                                   (UNAUDITED)


        Assets
                                                As Reported      Pro Forma               Pro Forma
                                                    June 30,     Adjustment               June 30,
                                                        2000            (1)                   2000
Current Assets
   Cash and cash equivalents                       $ 460,624      $(310,000) (2)         $ 150,624
   Accounts and notes receivable                   1,153,011             --              1,153,011
     Inventories                                     201,588             --                201,588
   Other current assets                              214,495             --                214,495
         Total Current Assets                      2,029,718       (310,000)             1,719,718

Property, Plant And Equipment
   (Net Of Accumulated
   Depreciation Of $418,323)                         235,883             --                235,883

Capitalized Software Development Costs               348,471        609,694 (3)            958,165

Total Assets                                     $ 2,614,072       $299,694            $ 2,913,766
===================================================================================================

        Liabilities And Stockholders' Equity

Current Liabilities
     Current portion of capitalized
       lease obligation                            $  23,229         $   --              $  23,229
     Current portion of note payable                      --         76,766 (4)             76,766
   Accounts payable                                   83,985             --                 83,985
   Accrued expenses                                  297,269             --                297,269
       Total Current Liabilities                     404,483         76,766                481,249

Note Payable                                              --        222,928 (4)            222,928

Long Term Portion Of Capitalized
  Lease Obligation                                    20,518             --                 20,518

Shareholders' Equity
   Authorized 20,000,000 shares at $0.10
      par value; issued and outstanding
      16,535,844 at June 30, 2000 and
      16,529,844 at December 31, 1999              1,653,585             --              1,653,585
   Unrealized holding gain on investment               8,500             --                  8,500
   Additional paid-in capital                          1,213             --                  1,213
   Retained earnings                                 525,773             --                525,773
         Total Shareholders' Equity                2,189,071             --              2,189,071

Total Liabilities And Shareholders' Equity       $ 2,614,072       $299,694            $ 2,913,766

===================================================================================================

                                                                        Page 13




NOTE: The Pro Forma Consolidated Balance Sheet gives effect to the following pro forma adjustment:

(1) Represents the acquisition of selected assets of Teachers Support Software, Inc. as if the acquisition occurred June 30, 2000.

(2) Represents cash outlay for the purchase of assets of Teachers Support Software, Inc.

(3)    Represents intangible asset acquired under purchase agreement.

(4) Represents a promissory note at discounted value made as part of the purchase of assets.



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                                                                        Page 14


                               SIBONEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      For The Year Ended December 31, 1999
                                   (UNAUDITED)


                                          As Reported     Pro Forma          Pro Forma
                                          December 31,    Adjustments      December 31,
                                                  1999            (1)              1999
Revenues                                   $ 3,309,021       $603,913       $ 3,912,934

Cost of Product Sales                          476,237        270,549           746,786

Selling, General And
    Administrative Expenses                  2,517,597        553,171         3,070,768

Income (Loss) From Operations                  315,187       (219,807)           95,380

Other Income (Expense)
   Interest income (expense)                     5,613        (23,235)(2)       (17,622)
   Gain on sale of disposition of assets        86,758             --            86,758
   Miscellaneous                                   225             --               225
      Total Other Income (Expense)              92,596        (23,235)           69,361

Net Income (Loss) Before Credit For
   Income Taxes                                407,783       (243,042)          164,741

Credit For Income Taxes                        136,000             --           136,000

Net Income (Loss)                            $ 543,783    $  (243,042)        $ 300,741

Earnings Per Common Share -
   Basic                                      $  0.03                          $   0.02

Earnings Per Common Share -
   Assuming Dilution                          $  0.03                          $   0.02


NOTE: The Pro Forma Consolidated Statement of Operations for the year ended December 31, 1999 gives effect to the following pro forma adjustment:

(1) Represents the adjustments necessary to reflect the acquisition of selected assets of Teachers Support Software, Inc. as of January 1, 1999 by including Teachers Support Software, Inc.'s results of operations.

(2)    Represents interest accrued on note made as part of purchase.


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                                                                        Page 15

                               SIBONEY CORPORATION
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                     For The Six Months Ended June 30, 2000
                                   (UNAUDITED)


                                   As Reported      Pro Forma         Pro Forma
                                      June 30,     Adjustments         June 30,
                                          2000             (1)             2000

Revenues                           $ 2,800,289       $ 480,123      $ 3,280,412

Cost of Product Sales                  347,844          97,076          444,920

Selling, General And
    Administrative Expenses          1,419,482         217,989        1,637,471

Income From Operations               1,032,963         165,058        1,198,021

Other Income (Expense)
   Interest income (expense)               (58)        (12,430)(2)      (12,488)
   Miscellaneous                         2,842           2,160            5,002
   Total Other Income (Expense)          2,784         (10,270)          (7,486)

Net Income                         $ 1,035,747       $ 154,788      $ 1,190,535

Basic and Diluted Income
   Per Common Share                   $   0.06                          $   .07


NOTE: The Pro Forma Consolidated Statement of Operations for the six month period ended June 30, 2000 gives effect to the following pro forma adjustments:

(1) Represents the adjustments necessary to reflect the acquisition of selected assets of Teachers Support Software, Inc. as of January 1, 2000 by including Teachers Support Software, Inc.'s results of operations from January 1, 2000 through June 30, 2000.

(2)    Represents interest accrued on note made as part of purchase.


--------------------------------------------------------------------------------

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   September 12, 2000


                                             SIBONEY CORPORATION


                                             By:  /s/ Rebecca Braddock
                                                  ------------------------------
                                                  Rebecca Braddock,
                                                  Vice President

                                  EXHIBIT INDEX


    Exhibit No.             Document
    -----------             --------

       23.1        Consent of Rubin, Brown, Gornstein & Co., LLP, filed herewith



                                       18